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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 5, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

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                        On December 5, 2002, Saks Incorporated announced sales for the four weeks ended November 30, 2002 compared to the four weeks ended December 1, 2001. The December 5, 2002 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.            Financial Statements and Exhibits.

                        (c)        Exhibits

                        Exhibit        Description of Document
                           99              December 5, 2002 news release announcing sales for the four weeks ended November 30, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: December 5, 2002	/s/ Douglas E. Coltharp Douglas E. Coltharp Executive Vice President and Chief Financial Officer